UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 21, 2016, Lazard Ltd (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2016. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02(e)	Approval of Lazard Ltd 2016 French Sub-plan.

On April 19, 2016, the Company held its 2016 Annual General Meeting of Shareholders (the “Annual General Meeting”). As further discussed below, at the Annual General Meeting, the shareholders of the Company approved the Lazard Ltd 2016 French Sub-plan (the “French Sub-plan”), which operates under the existing Lazard Ltd 2008 Incentive Compensation Plan. A description of the French Sub-plan is included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-32492) filed on March 10, 2016 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting, the shareholders of the Company (i) elected Richard N. Haass, Jane L. Mendillo and Richard D. Parsons to the Company’s Board of Directors for a three-year term expiring at the conclusion of the Company’s annual general meeting in 2019; (ii) approved, on a non-binding advisory basis, a resolution regarding executive compensation; (iii) approved the French Sub-plan; (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 and authorized the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration; and (v) voted against a non-binding shareholder proposal set forth in the Proxy Statement regarding a proposed policy that would prohibit the vesting of equity-based awards for senior executives of the Company due to a voluntary resignation to enter government service (the “Non-binding Shareholder Proposal”).

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Computershare, Inc., is set forth below.

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Richard N. Haass	93,330,562	2,008,648	*	19,123,779
	Jane L. Mendillo	93,332,716	2,006,494	*	19,123,779
	Richard D. Parsons	91,914,741	3,424,469	*	19,123,779

		For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation	92,599,302	1,676,596	1,063,312	19,123,779

		For	Against	Abstain	Broker Non-Votes
3.	Approval of the French Sub-plan	63,104,042	32,147,056	88,112	19,123,779

		For	Against	Abstain	Broker Non-Votes
4.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	113,476,425	938,608	47,956	—

		For	Against	Abstain	Broker Non-Votes
5.	Non-binding Shareholder Proposal	38,212,226	56,493,888	633,096	19,123,779

*	Not applicable

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Dated: April 21, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 21, 2016.